SCHEDULE 14A

(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

Domino’s Pizza, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Domino’s Pizza, Inc.

30 Frank Lloyd Wright Drive

Ann Arbor, Michigan 48105

Dear Shareholder,

Enclosed please find supplemental proxy material relating to our 2007 Annual Meeting of Shareholders to be held at the Domino’s Pizza World Resource Center on April 24, 2007, at 10 a.m., Eastern Time. In particular, your attention is directed to the shareholder proposal with respect to adoption of the MacBride Principles relating to Northern Ireland. Domino’s Pizza, Inc. has no subsidiary in Northern Ireland. Domino’s Pizza Group Limited is a Domino’s Pizza master franchisee that franchises Domino’s Pizza stores in Northern Ireland. The shareholder proposal will be considered with the other matters scheduled for consideration at our April 24, 2007 Annual Meeting of Shareholders. Shareholders of record at the close of business on March 15, 2007 are entitled to notice of and to vote at the Annual Meeting of Shareholders and any adjournments or postponements thereof.

On all matters for consideration at the 2007 Annual Meeting of Shareholders, your proxy card or electronic voting of shares through the internet or by telephone must be received by 11:59 p.m. Eastern Time on April 23, 2007.

Your vote is very important to us.

By order of the Board of Directors,

Elisa D. Garcia C. Secretary April 10, 2007

Domino’s Pizza, Inc.

2007 Annual Meeting Supplemental Proxy Material

Shareholder Proposal

ITEM 3.	SHAREHOLDER PROPOSAL REGARDING NORTHERN IRELAND

In accordance with the rules of the Securities and Exchange Commission, we have set forth below a shareholder proposal, along with the supporting statement of the shareholder proponent, for which Domino’s Pizza, Inc. and the Board of Directors accept no responsibility. The shareholder proposal is required to be voted upon at the 2007 Annual Meeting of Shareholders only if properly presented at the Annual Meeting. The Board of Directors unanimously recommends that shareholders vote against the shareholder proposal.

Mr. William C. Thompson Jr., Comptroller, City of New York, Bureau of Asset Management, 1 Centre Street, Room 736, New York, New York, 10007-2341, as custodian and trustee of the New York City Teachers’ Retirement System and the New York City Fire Department Pension Fund, record owners of 7,600 and 5,300 shares of common stock of Domino’s Pizza, Inc., respectively, as of November 20, 2006, has submitted the following proposal and related supporting statement for consideration at the 2007 Annual Meeting of Shareholders:

PROPOSAL

“WHEREAS, Domino’s Pizza, Inc. has a subsidiary in Northern Ireland;

WHEREAS, the securing of a lasting peace in Northern Ireland encourages us to promote means for establishing justice and equality;

WHEREAS, employment discrimination in Northern Ireland was cited by the International Commission of Jurists as being one of the major causes of sectarian strife;

WHEREAS, Dr. Sean MacBride, founder of Amnesty International and Nobel Peace laureate, has proposed several equal opportunity employment principles to serve as guidelines for corporations in Northern Ireland. These include:

1. Increasing the representation of individuals from underrepresented religious groups in the workforce including managerial, supervisory, administrative, clerical and technical jobs.

2. Adequate security for the protection of minority employees both at the workplace and while traveling to and from work.

3. The banning of provocative religious or political emblems from the workplace.

4. All job openings should be publicly advertised and special recruitment efforts should be made to attract applicants from underrepresented religious groups.

5. Layoff, recall, and termination procedures should not in practice, favor particular religious groupings.

6. The abolition of job reservations, apprenticeship restrictions, and differential employment criteria, which discriminate on the basis of religion or ethic origin.

7. The development of training programs that will prepare substantial numbers of current minority employees for skilled jobs, including the expansion of existing programs and the creation of new programs to train, upgrade, and improve the skills of minority employees.

8. The establishment of procedures to assess, identify and actively recruit minority employees with potential for further advancement.

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9. The appointment of a senior management staff member to oversee the company’s affirmative action efforts and the setting up of timetables to carry out affirmative action principles.

RESOLVED: Shareholders request the Board of Directors to:

Make all possible lawful efforts to implement and/or increase activity on each of the nine MacBride Principles.”

SUPPORTING STATEMENT

“We believe that our company benefits by hiring from the widest available talent pool. An employee’s ability to do the job should be the primary consideration in hiring and promotion decisions.

Implementation of the MacBride Principles by Domino’s Pizza, Inc. will demonstrate its concern for human rights and equality of opportunity in its international operations.

Please vote your proxy FOR these concerns.”

BOARD OF DIRECTORS’ RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT

THE SHAREHOLDERS VOTE AGAINST THE ABOVE PROPOSAL

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Revised Proxy Card

Enclosed is a revised proxy card. This proxy card covers the two proposals covered by the proxy card distributed with our March 23, 2007 Proxy Statement and adds the Shareholder Proposal. If you wish to vote on the Shareholder Proposal you must execute and deliver the enclosed proxy card or follow the instructions to vote electronically through the internet or by telephone. Signing and submitting this new proxy card will revoke any prior proxy in its entirety if submitted prior to 11:59 p.m. Eastern Time on April 23, 2007, so if you submit the proxy card (or vote electronically through the internet or by telephone) you should mark the proxy card in the appropriate place (or follow the instructions to vote by Internet or telephone) to indicate your vote on all matters covered thereby, even if you previously submitted a proxy.

This Supplemental Proxy Material is dated April 10, 2007 and is first being mailed to shareholders on or about April 10, 2007.

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ATTN: GENERAL COUNSEL 30 FRANK LLOYD WRIGHT DRIVE ANN ARBOR, MI 48105

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on April 23, 2007. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

As a shareholder, if you would like to reduce the costs incurred by Domino’s Pizza, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on April 23, 2007. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Domino’s Pizza, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	DOMPZ1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DOMINO’S PIZZA, INC.

The Board of Directors recommends a vote FOR the nominees, FOR the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for the current year and AGAINST the Northern Ireland MacBride Principles.

Vote on Directors

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
	☐	☐	☐	______________________________

1.	Election of Directors: NOMINEES:

01 Robert M. Rosenberg
02 Dennis F. Hightower

Vote on Proposals		For	Against	Abstain

2.	Ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accountants of the Company for the current year.	☐	☐	☐

3.	Make all possible efforts to implement and/or increase activity on each of the nine MacBride Principles relating to Northern Ireland.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

I hereby revoke all proxies heretofore given by me to vote at said meeting or any adjournments thereof.

Note:	Please sign exactly as your name or names appear(s) on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

For comments, please check this box and write them on the

back where indicated.                                                                 ☐

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

¯    Please detach and mail in the envelope provided IF you are not voting via telephone or the Internet.    ¯

DOMINO’S PIZZA, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF THE COMPANY FOR THE ANNUAL MEETING

April 24, 2007

10:00 a.m. ET

The undersigned hereby constitutes and appoints David A. Brandon, L. David Mounts and Elisa D. Garcia C., and each of them, their true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of Domino’s Pizza, Inc. to be held at 30 Frank Lloyd Wright Drive, Ann Arbor, Michigan 48105, on Tuesday, April 24, 2007, and at any adjournments thereof, on all matters coming before said meeting.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. The proxies cannot vote these shares unless you either sign and return this card or vote electronically.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR the election of directors, FOR the ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accountants of the Company for the current year and AGAINST the Northern Ireland MacBride Principles.

Comments:

(If you noted any Comments above, please mark corresponding box on the reverse side.)

(Continued and to be signed on the reverse side)